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                                                                  EXHIBIT 99. 32


                         A.C. MOORE ARTS & CRAFTS, INC.

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 ( Section 1350 of Chapter 63 of Title 18 of the United States Code), each of the undersigned officers of A. C. Moore Arts & Craft, Inc. (the "Company"), does hereby certify with respect to the Quarterly Report of the Company on Form 10-Q for the period ended June 30, 2003 (the "Report") that:

                  (1)      The Report fully complies with the requirements of
                           section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                     /s/ John E. Parker
                                                     ---------------------------
                                                     John E. Parker
                                                     Chief Executive Officer
Date:    July 30, 2003


                                                     /s/ Leslie H. Gordon
                                                     ---------------------------
                                                     Leslie H. Gordon
                                                     Chief Financial Officer
Date:    July 30, 2003


         The foregoing certification is being furnished solely pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 of Chapter 63 of Title 18 of the United States Code) and is not being filed as part of the Report or as a separate disclosure document.